Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long SOFI ETF (SOFX)
Defiance Daily Target 2X Long AMAT ETF (AMAX)
Defiance Daily Target 2X Long GOLD ETF (BARX)
Defiance Daily Target 2X Long ORCL ETF (ORCX)
Defiance Daily Target 2X Long FSLR ETF (FSLX)

Defiance Daily Target 2X Long DKNG ETF (DKNX)

listed on The Nasdaq Stock Market, LLC

February 19, 2025

Supplement to the

Prospectus dated January 14, 2025

 Effective immediately, the following disclosure is added to the “Premium/Discount Information” section of the Prospectus:

When available, information regarding the number of days in the prior six months that a Fund failed to provide the sought after leveraged returns (subject to a de minimis threshold) as well as the highest positive and negative variances during the period can be found on the Funds’ website at www.defianceetfs.com.

Please retain this Supplement for future reference.